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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 18, 2002.


                                Capital One Bank
             ------------------------------------------------------
           (Originator and Servicer of the Capital One Master Trust)
                                on behalf of the
                            Capital One Master Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                        0-23750                   54-1719855
- -------------------------------    -----------------------    ----------------------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
Incorporation)                                                Identification Number)

                 11013 West Broad Street
                  Glenn Allen, Virginia                    23060
        ---------------------------------------         -----------
        (Address of Principal Executive Office)          (Zip Code)


Registrant's telephone number, including area code (804) 967-1000


                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On January 18, 2002, the Capital One Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2002-1 and its Class B Floating Rate Asset Backed Certificates, Series 2002-1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as Exhibits to this Report under
                  Exhibit 4.1.

     Exhibit 4.1     Series 2002-1 Supplement dated January 18, 2002.

Item 8.           Not Applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank as Servicer of and on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAPITAL ONE MASTER TRUST

                                             By: CAPITAL ONE BANK,
                                                 as Servicer


                                             By:    /s/ Bonnie A. Seideman
                                                    ----------------------
                                             Name:  Bonnie A. Seideman
                                             Title: Manager of Securitization

                                       3

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                                  EXHIBIT INDEX


Exhibit                              Description
- -------                              -----------

4.1               Series 2002-1 Supplement dated January 18, 2002.

                                       4